UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
3.226% Senior Notes due 2030 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR30	The Nasdaq Stock Market LLC
3.812% Senior Notes due 2034 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR34	The Nasdaq Stock Market LLC
4.193% Senior Notes due 2038 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR38	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC
4.737% Senior Notes due 2046 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR46	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 9, 2026, the Chairman, President and Chief Executive Officer of Baker Hughes Company (the “Company”), Lorenzo Simonelli, will present at the Barclays 2026 CEO Energy-Power Conference in New York at approximately 8:35 A.M. Eastern Time. Mr. Simonelli will discuss the Company’s positioning at the intersection of energy, industrial, and infrastructure markets and the integration of its recent acquisition of Chart Industries, Inc. (“Chart”). He will also present updated fiscal-year 2026 financial guidance incorporating Chart. A copy of the presentation is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that are included in the presentation, certain information included therein could be considered non-GAAP financial measures as defined under the Securities and Exchange Commission’s (the “SEC”) Regulation G. Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements, including the notes thereto, and filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation issued by Baker Hughes Company, dated September 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: September 9, 2026	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Chief Compliance Officer and Corporate Secretary